Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The Committee authorized the award of the stock options at its meeting in February 2025, but deferred the grant of the stock options until the second day after filing of its Form 10-K for the year ended December 31, 2024, with the per share exercise price being set at the closing price per share of our common stock on the NYSE on that second trading day. The Committee’s practice is to determine the amount and recipients of annual option awards at its meeting in February but to defer the grant of the options until the second trading date after the later of the issuance of a press release disclosing the company’s prior-fiscal year earnings results and the filing of its Form 10-K for that fiscal year, which is consistent with the Committee’s policy that option awards not be granted until after material information then-known to the company that would affect the value of the options has been publicly disclosed.
Award Timing Method [Text Block]	The Committee authorized the award of the stock options at its meeting in February 2025, but deferred the grant of the stock options until the second day after filing of its Form 10-K for the year ended December 31, 2024, with the per share exercise price being set at the closing price per share of our common stock on the NYSE on that second trading day.
Award Timing Predetermined [Flag]	true
Award Timing MNPI Considered [Flag]	false